UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2025

MANPOWERGROUP INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-10686	39-1672779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Manpower Place
Milwaukee, Wisconsin	53212
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (414) 961-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	MAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On November 18, 2025, John T. McGinnis, Executive Vice President and Chief Financial Officer of ManpowerGroup Inc. (the “Company”), will present at the J.P. Morgan 2025 Ultimate Services Investor Conference. A copy of the presentation to be shared at the conference is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Forward-Looking Statements

This current report on Form 8-K includes statements, including statements regarding the Company's strategic and technology initiatives and investments, including transformation initiatives intended to remove structural costs from the organization to drive efficiencies, and the impact of workforce trends on market penetration, that are forward-looking in nature and, accordingly, are subject to known and unknown risks and uncertainties. Actual results might differ materially from those projected in the forward-looking statements due to numerous factors. These factors include those found in the Company's reports filed with the SEC, including the information under the heading "Risk Factors" in its Annual Report on Form 10-K for the year ended December 31, 2024, which information is incorporated herein by reference. Forward-looking statements can be identified by forward-looking words such as “expect,” “anticipate,” “intend,” “plan,” “may,” “will,” “believe,” “seek,” “estimate,” and similar expressions. The Company assumes no obligation to update or revise any forward-looking statements.

The information in this Item 7.01, including exhibit 99.1 attached hereto, is furnished solely pursuant to Item 7.01 of Form 8-K. Consequently, such information is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Further, the information in this Item 7.01, including exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

Item 9.01. Exhibits

Exhibit No.	Description
99.1	Investor Presentation dated November 18, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANPOWERGROUP INC.

Dated: November 18, 2025	By:	/s/ John T. McGinnis
	Name:	John T. McGinnis
	Title:	Executive Vice President, Chief Financial Officer